                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04409

                          Eaton Vance Municipals Trust
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                  September 30
                                  ------------
                             Date of Fiscal Year End

                               September 30, 2003
                               ------------------
                            Date of Reporting Period


ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[PHOTO IMAGE]

ANNUAL REPORT SEPTEMBER 30, 2003

EATON VANCE NATIONAL MUNICIPALS FUND

[PHOTO IMAGE]

[PHOTO IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                   ----------

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

From time to time, mutual funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

LETTER TO SHAREHOLDERS

[PHOTO THOMAS J. FETTER]

In our shareholder reports, we refer frequently to "quality spreads" and their important role in bond analysis. However, while followed closely by bond analysts and portfolio managers, this aspect of municipal bond investing is generally overlooked by individual investors. As part of our continuing educational series, we thought it might be instructive to discuss quality spreads and why they constitute a key variable for investors in the municipal bond market.

QUALITY SPREADS: COMPENSATION FOR ADDED CREDIT RISK...

The term "quality spread" refers to the difference in yields between bonds of varying quality but similar maturities. A bond rated BBB, for example, should have a higher yield than an insured bond rated AAA because investors who buy lower-quality bonds anticipate being paid for accepting a higher level of credit risk. That risk premium comes in the form of higher yields. Spreads are typically stated in basis points, or 1/100's of a percentage point. Thus, a bond yielding 5.00% trades at a spread of 100 basis points (1.00%) over a bond that yields 4.00%.

SPREAD FLUCTUATIONS ARE INFLUENCED BY A VARIETY OF FACTORS...

Spreads fluctuate with changes in market conditions, with many factors influencing spread relationships. The quality and type of bond are primary factors. For example, an insured general obligation rated AAA - with very little credit risk - will trade at a significantly lower yield than a BBB-rated industrial bond, which has a significantly higher credit risk. Naturally, a bond's price will respond to changes that may impact - for better or worse - the underlying fundamentals of an issuer. Remember, bond yields move in the opposite direction of bond prices.

Another factor that influences spreads is supply. Assuming stable demand, spreads are likely to widen if the supply for a specific issuer increases, as the market must now digest a larger volume of bonds. Similarly, if supply declines, spreads may narrow, as investors may be willing to pay more for a credit that is increasingly scarce.

Finally, quality spreads may fluctuate with changes in the overall economy. For example, spreads tend to narrow as the economy strengthens and the revenue outlook improves. On the other hand, as the economy slows or enters recession, spreads tend to widen, as investors become increasingly worried about the direction of the economy and its impact on bonds with higher credit risk.

SPREADS CONSTITUTE A KEY FACTOR IN INVESTMENT DECISIONS...

Quality spreads play an important role in the investment decisions of municipal bond portfolio managers. The widening of spreads may suggest a developing opportunity. If spreads have widened appreciably, the investor may detect an unusual opportunity in lower-quality, higher-yielding bonds. Conversely, if lower-quality bonds have significantly outperformed high-quality bonds over a period, the resulting narrowing of spreads may signal the need for caution. This "spread compression" may prompt portfolio managers to upgrade their portfolios with higher-quality bonds because they are no longer being adequately compensated for the risk of owning lower-quality bonds.

While quality spreads are a key metric for municipal bond investors, they represent just one of many factors considered in establishing a diversified bond portfolio. At Eaton Vance, we realize that complex markets require intensive research, a need that emphasizes once again the value of experienced, professional portfolio management.

                                                   Sincerely,

                                                   /s/ Thomas J. Fetter
                                                   Thomas J. Fetter
                                                   President
                                                   November 5, 2003

     MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES
      ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
                                    INVESTED.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

MARKET RECAP

While the pace of job growth was disappointing, the U.S. economy improved noticeably in the year ended September 30, 2003. The passage of significant tax legislation appeared to give consumer spending a boost. Capital spending, which has lagged the recovery rate of past expansions, was at last showing signs of recovery in late summer and early fall, as manufacturers of industrial equipment reported stronger orders.

TECHNOLOGY, RETAILING AND CONSTRUCTION HAVE LED THE ECONOMY IN THE EARLY STAGES OF RECOVERY...

A nascent recovery was evident in several key sectors of the economy. Technology companies, especially semiconductor manufacturers and suppliers, have reported robust demand. The manufacturing sector also saw a pickup in activity, with industrial segments, such as machine tools, faring well, as factories began to refit their plants. The retail sector - with the exception of weak auto sales - was strong, as consumer confidence rose and tax cuts filtered into consumers' pockets. Despite a rise in mortgage rates, residential construction maintained its strong momentum, although the commercial side was quite sluggish.

WITH SLOW JOB GROWTH AND MANAGEABLE INFLATION, THE FEDERAL RESERVE HAS KEPT INTEREST RATES LOW...

Gross Domestic Product expanded 3.3% in the second quarter of 2003, followed by a 7.2% rise in the third quarter. However, despite the rebounding economy, the labor market remained stagnant through much of the year - the nation's jobless rate was 6.1% in September 2003. While large employers were slow to rehire, the pace of layoffs slowed considerably. Job growth was stronger among temporary agencies and smaller firms, which have generated the lion's share of new jobs in recent years.

We believe core inflation has generally been contained. Prices for finished goods, consumer staples and services have seen little change. However, prices for some commodities have witnessed a sharp rise, including lumber, plywood, steel and natural gas. Meanwhile, gasoline prices, which spiked dramatically during the prime summer driving season, have since fallen back slightly. With inflation largely held at bay, the Federal Reserve has maintained an accommodative monetary policy. The Fed lowered its Federal Funds rate - a key short-term interest rate barometer - to 1.00% in June.

[CHART]

Municipal bond yields exceeded Treasury yields

30-Year AAA-rated General Obligation (GO) Bonds*     4.97%

Taxable equivalent yield in 35.0% tax bracket        7.65%

30-Year Treasury Bond                                4.87%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 2003.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

However, while the decline in short-term interest rates helped revive the stock market, longer-term interest rates moved slightly higher, prompting a bond market pullback. Ten-year Treasury bond yields - which were at 3.59% at September 30, 2002 - rose to 3.93% by September 30, 2003 in response to a reviving economy. The Lehman Brothers Municipal Bond Index had a total return of 3.89% for the year ended September 30, 2003.*

FACING RISING BUDGET SHORTFALLS, BELEAGUERED STATES HAVE BEEN FORCED TO RAISE TAXES...

Despite lower federal tax rates, the rationale for tax-exempt income has remained intact. Many state governments have enacted income tax hikes and fee increases to make up for revenue shortfalls and budget deficits. Thus, while one portion of the tax burden has fallen, another portion has grown more onerous for many taxpayers. For that reason, we believe that municipal bonds will continue to present interesting investment opportunities and to merit a place in the portfolios of tax-conscious investors.

*   It is not possible to invest directly in an Index.

  THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH
    VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON
            AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS M. METZOLD, VICE PRESIDENT AND PORTFOLIO MANAGER OF NATIONAL MUNICIPALS PORTFOLIO

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

Q:  TOM, WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE OVER THE PAST 12
    MONTHS?

A: Eaton Vance National Municipals Fund had a positive performance for the year ended September 30, 2003, significantly outperforming its benchmark index. The Fund's Class A shares had a total return of 5.46% for the year ended September 30, 2003, the result of a decrease in net asset value (NAV) per share from $10.92 on September 30, 2002, to $10.84 on September 30, 2003,(1) and the reinvestment of $0.641 in tax-exempt income dividends.(2)

    Class B shares had a total return of 5.17% for the same period, the result of a decrease in NAV per share from $10.19 to $10.13,(1) and the reinvestment of $0.561 in tax-exempt income dividends.(2)

    Class C shares had a total return of 4.71% for the same period, the result of a decrease in NAV per share from $9.71 to $9.64,(1) and the reinvestment of $0.503 in tax-exempt income dividends.(2)

    Class I shares had a total return of 5.84% for the same period, the result of a decrease in NAV per share from $10.11 to $10.05,(1) and the reinvestment of $0.616 in tax-exempt income dividends.(2)

    For comparison, during the year ended September 30, 2003, the Fund's benchmark index, the Lehman Brothers Municipal Bond Index, posted a total return of 3.89%.(3)

    Based on the Fund's most recent distribution and its NAV per share on September 30, 2003, the Fund's annualized distribution rates were 5.99% for Class A, 5.55% for Class B, 5.55% for Class C, and 6.23% for Class I.(4) These distribution rates are equivalent to taxable rates of 9.22% for Class A, 8.54% for Class B, 8.54% for Class C, and 9.58% for Class I.(5)

    The SEC 30-day yields on September 30, 2003 were 6.26% for Class A, 6.28% for Class B, 5.83% for Class C, and 6.82% for Class I.(6) The SEC 30-day yields are equivalent to taxable yields of 9.63% for Class A, 9.66% for Class B, 8.97% for Class C, and 10.49% for Class I.(5)

Q: WHAT FACTORS ACCOUNTED FOR THE FUND'S OUTPERFORMANCE OF THE BENCHMARK DURING THE PERIOD?

A: Even though the equity market rebounded in 2003, we were still able to deliver good relative returns. One key factor was the Portfolio's strong call protection. The past year was marked by a low interest rate environment, and municipal bonds experienced a high number of bonds being called away. However, since the Portfolio had very few bonds called

FUND INFORMATION
as of September 30, 2003

PERFORMANCE(7)                                                                   CLASS A    CLASS B    CLASS C     CLASS I
----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                           5.46%      5.17%      4.71%      5.84%
Five Years                                                                         4.63       4.12       3.81       N.A.
Ten Years                                                                          N.A.       5.32       N.A.       N.A.
Life of Fund+                                                                      7.18       6.72       5.08       6.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                           0.48%      0.20%      3.72%      5.84%
Five Years                                                                         3.62       3.80       3.81       N.A.
Ten Years                                                                          N.A.       5.32       N.A.       N.A.
Life of Fund+                                                                      6.63       6.72       5.08       6.53

+ Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares. Class I generally has no sales charge.

(2) A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

(3) It is not possible to invest directly in an Index.

(4) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution rate per share (annualized)by the NAV.

(5) Taxable-equivalent rates assume maximum 35.0% federal income tax rate. A lower rate would result in lower tax-equivalent figures.

(6) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(7) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Class I generally has no sales charge.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2002

MANAGEMENT DISCUSSION

    way, it was able to avoid the risk of reinvesting called bond proceeds at lower interest rates. We are pleased that, because of this call protection approach, we were able to raise the Fund's dividend on September 12, 2003. As of September 30, 2003, the Fund had the highest 12-month distribution rate of any municipals fund in the Lipper General Debt Funds Classification across all share classes.*

    The credit selection and diversity of the Portfolio was also a factor in our strong performance. By investing in a combination of high-quality and higher-income bonds, we were able to provide the Portfolio with excellent flow of income for the period.

Q:  CAN YOU TELL US ABOUT SOME OF THE AREAS IN WHICH THE PORTFOLIO WAS INVESTED?

A: The Portfolio's largest investment weighting was escrowed bonds. Most of these bonds are escrowed to maturity, have higher-than-average coupons, and are non-callable. Therefore, this enabled us to continue to deliver above average income. Because they are backed by Treasury bonds, escrowed bonds are considered to be of the highest quality.

    As of September 30, 2003, industrial development revenue bonds (IDRs) were the Portfolio's second-largest sector weighting. As the economy has begun to recover, IDRs have been among our best-performing holdings. Management remained very selective, however, with respect to health care-related bonds, which were not strong performers, focusing on the more competitive institutions that have good demographic and market positions.

Q: TOM, DO YOU HAVE ANY FINAL COMMENTS ON YOUR OUTLOOK FOR THE MUNICIPALS MARKET IN THE NEAR FUTURE?

A: Overall, I believe that the outlook for bonds remains fairly constructive. Historically, the primary concern of fixed-income investors has been inflation, but in our opinion, this factor seems likely to remain well under control for the foreseeable future. Amid ongoing global concerns and a hesitant recovery in the economy and equity markets, we believe that municipal bonds continue to merit strong consideration among investors. We believe that munis, which historically have offered a significant advantage over taxable-equivalent yields among bond investments, especially for investors in the upper tax brackets, remain a key component of a well-balanced investment portfolio.

    Because it's impossible for any investors to predict the future, especially in these economically and geopolitically uncertain times, we at Eaton Vance will continue to emphasize our long-term management style and our strong research discipline.

* Source: Lipper Inc. The Lipper General Debt Classification includes 83 funds in the Class B Classification and does not take sales charge into consideration. It is not possible to invest directly in a Lipper Classification.

[CHART]

FIVE LARGEST SECTOR POSITIONS+

By total net assets

Escrowed/Prerefunded                        17.1%
Industrial Development Revenue              12.9%
Other Revenue                                7.8%
Senior Living/Life Care                      6.1%
Electric Utilities                           6.0%

** Private insurance does not remove the interest rate risks associated with these investments.

[CHART]

RATING DISTRIBUTION+

By total net assets

AA                        7.4%
A                         8.4%
BBB                      14.1%
BB                        1.0%
B                         0.7%
CCC                       0.1%
Non-Rated                27.4%
AAA                      40.9%

+ As ot September 30, 2003. Due to active management, Portfolio Sector Positions and Rating Distribution are subject to change.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

PERFORMANCE

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index* September 30, 1993 - September 30, 2003


             EATON VANCE
               NATIONAL
              MUNICIPAL         LEHMAN BROTHERS
                FUND,            MUNICIPAL BOND
  DATE         CLASS B              INDEX
-----------------------------------------------
 9/30/1993        10000                10000
10/31/1993      10050.5             10019.22
11/30/1993      9940.65              9930.77
12/31/1993      10135.1             10140.44
 1/31/1994      10278.6              10256.3
 2/28/1994      10026.8              9990.67
 3/31/1994      9458.08              9583.76
 4/30/1994      9510.05              9665.14
 5/31/1994       9592.5              9748.78
 6/30/1994      9513.26              9689.16
 7/31/1994      9714.02               9866.9
 8/31/1994      9727.43               9901.1
 9/30/1994      9518.39              9755.85
10/31/1994       9339.7              9582.63
11/30/1994      9085.23              9409.12
12/31/1994       9316.7              9616.25
 1/31/1995      9656.08              9891.21
 2/28/1995      9984.17             10178.87
 3/31/1995      10040.2             10295.86
 4/30/1995      10051.5             10308.01
 5/31/1995        10444             10636.94
 6/30/1995      10336.4             10543.97
 7/31/1995      10356.8             10643.72
 8/31/1995      10480.5              10778.8
 9/30/1995      10531.7              10846.9
10/31/1995      10723.3             11004.58
11/30/1995      11001.4             11187.41
12/31/1995      11161.3             11294.79
 1/31/1996      11203.7             11380.13
 2/29/1996      11099.9             11303.27
 3/31/1996      10850.9             11158.87
 4/30/1996      10769.2             11127.22
 5/31/1996      10818.5             11122.98
 6/30/1996        10941             11244.21
 7/31/1996      11033.1             11345.94
 8/31/1996      11073.1             11343.39
 9/30/1996      11251.6             11501.92
10/31/1996      11391.8             11631.91
11/30/1996      11594.4             11844.98
12/31/1996      11568.1             11794.96
 1/31/1997      11551.5             11817.28
 2/28/1997      11668.9             11925.79
 3/31/1997      11495.1              11766.7
 4/30/1997      11593.7             11865.32
 5/31/1997      11764.7             12043.91
 6/30/1997      12069.9             12172.21
 7/31/1997      12597.1             12509.33
 8/31/1997      12427.1             12392.05
 9/30/1997      12639.2                12539
10/31/1997      12754.5             12619.81
11/30/1997      12815.1             12694.13
12/31/1997      13060.7             12879.22
 1/31/1998      13214.9             13012.04
 2/28/1998      13262.1             13015.99
 3/31/1998      13286.5             13027.58
 4/30/1998      13180.6              12968.8
 5/31/1998      13371.7             13173.96
 6/30/1998        13416             13225.95
 7/31/1998      13396.4             13259.01
 8/31/1998      13608.3             13463.89
 9/30/1998      13725.5             13631.74
10/31/1998        13666             13631.46
11/30/1998      13686.5             13679.21
12/31/1998      13688.4             13713.69
 1/31/1999      13822.4             13876.74
 2/28/1999      13713.2             13816.27
 3/31/1999      13696.9              13835.2
 4/30/1999      13739.2             13869.67
 5/31/1999      13627.9             13789.42
 6/30/1999      13301.8             13591.05
 7/31/1999      13250.8              13640.5
 8/31/1999      13007.1             13531.14
 9/30/1999      12916.4             13536.79
10/31/1999        12653             13390.13
11/30/1999      12749.9             13532.55
12/31/1999      12524.8             13431.67
 1/31/2000      12320.1             13373.18
 2/29/2000      12576.3              13528.6
 3/31/2000      12958.2             13824.18
 4/30/2000      12816.9             13742.51
 5/31/2000      12627.4             13671.02
 6/30/2000      13048.3             14033.29
 7/31/2000      13268.8             14228.55
 8/31/2000      13484.1             14447.84
 9/30/2000      13396.8             14372.67
10/31/2000      13492.4              14529.5
11/30/2000      13555.7             14639.43
12/31/2000      13959.3             15001.13
 1/31/2001      13898.3             15149.77
 2/28/2001      14033.9             15197.81
 3/31/2001      14151.2             15334.01
 4/30/2001      13873.2             15167.85
 5/31/2001      14051.3             15331.19
 6/30/2001      14218.8             15433.76
 7/31/2001      14519.4             15662.37
 8/31/2001      14863.3             15920.37
 9/30/2001      14610.3             15866.96
10/31/2001      14623.7             16047.53
11/30/2001      14541.2             15920.65
12/31/2001      14386.9             15770.04
 1/31/2002        14555             16043.57
 2/28/2002        14714             16236.86
 3/31/2002      14411.1             15918.67
 4/30/2002      14632.1              16229.8
 5/31/2002        14684             16328.42
 6/30/2002      14867.6             16501.07
 7/31/2002      15289.3             16713.29
 8/31/2002      15534.1             16914.21
 9/30/2002        15970             17284.67
10/31/2002      15442.9             16998.13
11/30/2002      15422.5             16927.49
12/31/2002      15909.9             17284.67
 1/31/2003      15584.9             17240.87
 2/28/2003      15796.5             17481.91
 3/31/2003      15589.3             17492.37
 4/30/2003      15936.1             17607.95
 5/31/2003      16399.6             18020.23
 6/30/2003      16413.3             17943.65
 7/31/2003      16059.2             17315.76
 8/31/2003      16121.4              17444.9
 9/30/2003      16779.1             17957.78

PERFORMANCE**                                                                       CLASS A    CLASS B    CLASS C   CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                              5.46%      5.17%      4.71%      5.84%
Five Years                                                                            4.63       4.12       3.81       N.A.
Ten Years                                                                             N.A.       5.32       N.A.       N.A.
Life of Fund+                                                                         7.18       6.72       5.08       6.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                              0.48%      0.20%      3.72%      5.84%
Five Years                                                                            3.62       3.80       3.81       N.A.
Ten Years                                                                             N.A.       5.32       N.A.       N.A.
Life of Fund+                                                                         6.63       6.72       5.08       6.53

+ Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C:12/3/93; Class I:7/1/99

*   Source: Thomson Financial. Investment operations commenced 12/19/85.

    The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund (Class B) and in the Lehman Brothers Municipal Bond Index from September 30, 1993, to September 30, 2003. An investment in the Fund's Class A shares on 4/5/94 at net asset value would have grown to $19,317 on September 30, 2003, $18,397 including applicable sales charge. An investment in the Fund's Class C shares on 12/3/93 at net asset value would have grown to $16,268 on September 30, 2003. An investment in the Fund's Class I shares on 7/1/99 at net asset value would have grown to $13,085 on September 30, 2003. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Federal income tax information on distributions. For federal income tax purposes, 99.97% of the total dividends paid by the Fund from net investment income during the fiscal year ended September 30, 2003, was designated as an exempt-interest dividend.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2003

ASSETS

Investment in National Municipals Portfolio, at value
   (identified cost, $1,898,856,293)                                   $  1,998,841,842
Receivable for Fund shares sold                                               2,941,719
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                           $  2,001,783,561
---------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                      $      4,553,027
Payable for Fund shares redeemed                                              3,702,348
Payable to affiliate for distribution and service fees                          407,501
Accrued expenses                                                                214,583
---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      $      8,877,459
---------------------------------------------------------------------------------------
NET ASSETS                                                             $  1,992,906,102
---------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                        $  1,914,234,119
Accumulated net realized loss from Portfolio (computed on the basis
   of identified cost)                                                      (25,842,671)
Accumulated undistributed net investment income                               4,529,105
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                          99,985,549
---------------------------------------------------------------------------------------
TOTAL                                                                  $  1,992,906,102
---------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                             $    236,885,443
SHARES OUTSTANDING                                                           21,844,435
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)   $          10.84
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $10.84)                                    $          11.38
---------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                             $  1,553,297,070
SHARES OUTSTANDING                                                          153,386,725
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)   $          10.13
---------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                             $    200,309,908
SHARES OUTSTANDING                                                           20,770,983
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)   $           9.64
---------------------------------------------------------------------------------------

CLASS I SHARES

NET ASSETS                                                             $      2,413,681
SHARES OUTSTANDING                                                              240,164
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)   $          10.05
---------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2003

INVESTMENT INCOME

Interest allocated from Portfolio                                      $    137,542,259
Expenses allocated from Portfolio                                            (9,175,479)
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                   $    128,366,780
---------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                            $          3,367
Distribution and service fees
   Class A                                                                      547,290
   Class B                                                                   10,231,771
   Class C                                                                    1,905,987
Transfer and dividend disbursing agent fees                                     844,590
Printing and postage                                                            148,031
Registration fees                                                                65,173
Custodian fee                                                                    38,640
Legal and accounting services                                                    18,546
Miscellaneous                                                                       580
---------------------------------------------------------------------------------------
TOTAL EXPENSES                                                         $     13,803,975
---------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                  $    114,562,805
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                     $    (24,421,956)
   Financial futures contracts                                               22,408,086
   Interest rate swap contracts                                               4,340,000
   Shortfall and forebearance agreement                                      (4,830,000)
---------------------------------------------------------------------------------------
NET REALIZED LOSS                                                      $     (2,503,870)
---------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                 $    (14,538,202)
   Financial futures contracts                                                 (198,990)
   Interest rate swap contracts                                              (3,520,013)
   Shortfall and forebearance agreement                                       2,760,345
---------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                   $    (15,496,860)
---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                       $    (18,000,730)
---------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                             $     96,562,075
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                YEAR ENDED            YEAR ENDED
IN NET ASSETS                                      SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-------------------------------------------------------------------------------------------
From operations --
   Net investment income                           $      114,562,805    $      108,879,438
   Net realized gain (loss)                                (2,503,870)            5,525,343
   Net change in unrealized
      appreciation (depreciation)                         (15,496,860)           55,305,825
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS         $       96,562,075    $      169,710,606
-------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                      $      (13,242,734)   $      (11,151,279)
      Class B                                             (86,905,152)          (83,671,199)
      Class C                                             (10,165,790)           (7,841,681)
      Class I                                                (136,792)              (83,031)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                $     (110,450,468)   $     (102,747,190)
-------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                      $      120,363,859    $      100,672,310
      Class B                                             148,507,343           151,646,630
      Class C                                              64,710,751            70,339,164
      Class I                                                 667,702             1,701,641
   Issued in reorganization of
      Texas Municipals Fund
      Class A                                                      --               451,237
      Class B                                                      --             8,655,100
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                               5,065,058             3,790,767
      Class B                                              31,249,498            27,571,658
      Class C                                               4,681,531             3,792,676
      Class I                                                  67,493                24,301
   Cost of shares redeemed
      Class A                                            (101,235,825)          (80,285,130)
      Class B                                            (198,072,994)         (184,340,344)
      Class C                                             (53,428,583)          (31,438,319)
      Class I                                                (504,607)              (33,614)
   Contingent deferred sales charges
      Class B                                                 862,362               844,893
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                              $       22,933,588    $       73,392,970
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                         $        9,045,195    $      140,356,386
-------------------------------------------------------------------------------------------

                                                   YEAR ENDED            YEAR ENDED
NET ASSETS                                         SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-------------------------------------------------------------------------------------------
At beginning of year                               $    1,983,860,907    $    1,843,504,521
-------------------------------------------------------------------------------------------
AT END OF YEAR                                     $    1,992,906,102    $    1,983,860,907
-------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                     $        4,529,105    $        1,846,021
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                        ----------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------------------
                                                          2003(1)      2002(1)(2)        2001          2000(1)         1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $   10.920     $   10.550     $   10.230     $   10.440     $   11.650
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $    0.666     $    0.656     $    0.618     $    0.629     $    0.636
Net realized and unrealized gain (loss)                     (0.105)         0.334          0.312         (0.200)        (1.209)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $    0.561     $    0.990     $    0.930     $    0.429     $   (0.573)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $   (0.641)    $   (0.620)    $   (0.610)    $   (0.639)    $   (0.637)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $   (0.641)    $   (0.620)    $   (0.610)    $   (0.639)    $   (0.637)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $   10.840     $   10.920     $   10.550     $   10.230     $   10.440
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               5.46%          9.84%          9.33%          4.39%         (5.14)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  236,885     $  213,456     $  181,600     $  174,024     $  211,206
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                0.78%          0.83%          0.83%          0.66%          0.71%
   Expenses after custodian fee reduction(4)                  0.78%          0.82%          0.82%          0.65%          0.69%
   Net investment income                                      6.29%          6.31%          5.92%          6.23%          5.67%
Portfolio Turnover of the Portfolio                             35%            32%            20%            41%            60%
------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.28% to 6.31%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                          CLASS B
                                                        ------------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------------------------
                                                           2003(1)      2002(1)(2)        2001          2000(1)         1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $     10.190   $      9.850   $      9.550   $      9.740   $     10.870
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $      0.581   $      0.572   $      0.541   $      0.532   $      0.508
Net realized and unrealized gain (loss)                       (0.086)         0.303          0.300         (0.188)        (1.126)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $      0.495   $      0.875   $      0.841   $      0.344   $     (0.618)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $     (0.561)  $     (0.540)  $     (0.545)  $     (0.534)  $     (0.512)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $     (0.561)  $     (0.540)  $     (0.545)  $     (0.534)  $     (0.512)
--------------------------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES                       $      0.006   $      0.005   $      0.004   $         --   $         --
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $     10.130   $     10.190   $      9.850   $      9.550   $      9.740
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 5.17%          9.30%          9.06%          3.72%         (5.90)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  1,553,297   $  1,582,772   $  1,525,303   $  1,483,566   $  1,764,616
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  1.20%          1.25%          1.26%          1.25%          1.53%
   Expenses after custodian fee reduction(4)                    1.20%          1.24%          1.25%          1.24%          1.51%
   Net investment income                                        5.88%          5.89%          5.49%          5.63%          4.86%
Portfolio Turnover of the Portfolio                               35%            32%            20%            41%            60%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 5.86% to 5.89%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                        CLASS C
                                                        ----------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------------------
                                                          2003(1)      2002(1)(2)        2001          2000(1)         1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.710     $    9.380     $    9.100     $    9.280     $   10.350
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $    0.522     $    0.515     $    0.478     $    0.477     $    0.482
Net realized and unrealized gain (loss)                     (0.089)         0.297          0.274         (0.175)        (1.073)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $    0.433     $    0.812     $    0.752     $    0.302     $   (0.591)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $   (0.503)    $   (0.482)    $   (0.472)    $   (0.482)    $   (0.479)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $   (0.503)    $   (0.482)    $   (0.472)    $   (0.482)    $   (0.479)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    9.640     $    9.710     $    9.380     $    9.100     $    9.280
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               4.71%          9.02%          8.47%          3.46%         (5.92)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  200,310     $  185,439     $  136,213     $  104,455     $  140,182
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.53%          1.57%          1.59%          1.58%          1.54%
   Expenses after custodian fee reduction(4)                  1.53%          1.56%          1.58%          1.57%          1.52%
   Net investment income                                      5.54%          5.56%          5.16%          5.31%          4.84%
Portfolio Turnover of the Portfolio                             35%            32%            20%            41%            60%
------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 5.53% to 5.56%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                        CLASS I
                                                        ----------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------------------
                                                          2003(1)      2002(1)(2)        2001          2000(1)        1999(3)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $   10.110     $    9.770     $    9.460     $    9.610     $   10.000
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $    0.642     $    0.637     $    0.604     $    0.557     $    0.149
Net realized and unrealized gain (loss)                     (0.086)         0.298          0.291         (0.107)        (0.390)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $    0.556     $    0.935     $    0.895     $    0.450     $   (0.241)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $   (0.616)    $   (0.595)    $   (0.585)    $   (0.600)    $   (0.149)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $   (0.616)    $   (0.595)    $   (0.585)    $   (0.600)    $   (0.149)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $   10.050     $   10.110     $    9.770     $    9.460     $    9.610
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                               5.84%         10.05%          9.71%          4.96%         (2.44)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $    2,414     $    2,193     $      389     $      598     $      468
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                0.53%          0.57%          0.58%          0.57%          0.55%(6)
   Expenses after custodian fee reduction(5)                  0.53%          0.56%          0.57%          0.56%          0.53%(6)
   Net investment income                                      6.54%          6.60%          6.22%          5.87%          6.12%(6)
Portfolio Turnover of the Portfolio                             35%            32%            20%            41%            60%
------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.57% to 6.60%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3) For the period from the commencement of offering of Class I shares, July 1, 1999, to September 30, 1999.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5) Includes the Fund's share of the Portfolio's allocated expenses.

(6) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value to certain institutional investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $23,042,053 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through a Fund Reorganization and may be subject to certain limitations. Such capital loss carryover will expire on September 30, 2009. Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2003, the Fund had net capital losses of $8,653,345 attributable to security transactions incurred after October 31, 2002. These capital losses are treated as arising on the first day of the Fund's current taxable year.

   D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   F OTHER -- Investment transactions are accounted for on a trade-date basis.

   G EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                      YEAR ENDED SEPTEMBER 30,
                                                     --------------------------
   CLASS A                                              2003            2002
   ----------------------------------------------------------------------------
   Sales                                             11,382,208       9,624,546

   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                     478,814         365,661

   Redemptions                                       (9,568,928)     (7,697,227)

   Issued to Eaton Vance Texas
   Municipals Fund Shareholders                              --          43,976
   ----------------------------------------------------------------------------
   NET INCREASE                                       2,292,094       2,336,956
   ----------------------------------------------------------------------------

                                                      YEAR ENDED SEPTEMBER 30,
                                                     --------------------------
   CLASS B                                              2003            2002
   ----------------------------------------------------------------------------
   Sales                                             15,025,003      15,628,549

   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                   3,156,008       2,838,054

   Redemptions                                      (20,070,031)    (19,004,812)

   Issued to Eaton Vance Texas
     Municipals Fund Shareholders                            --         904,289
   ----------------------------------------------------------------------------
   NET INCREASE (DECREASE)                           (1,889,020)        366,080
   ----------------------------------------------------------------------------

                                                      YEAR ENDED SEPTEMBER 30,
                                                     --------------------------
   CLASS C                                              2003            2002
   ----------------------------------------------------------------------------
   Sales                                              6,864,196       7,575,973

   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                     498,815         409,400

   Redemptions                                       (5,685,675)     (3,406,347)
   ----------------------------------------------------------------------------
   NET INCREASE                                       1,677,336       4,579,026
   ----------------------------------------------------------------------------

                                                      YEAR ENDED SEPTEMBER 30,
                                                     --------------------------
   CLASS I                                              2003            2002
   ----------------------------------------------------------------------------
   Sales                                                 66,928         178,017

   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       6,889           2,515

   Redemptions                                          (50,462)         (3,473)
   ----------------------------------------------------------------------------
   NET INCREASE                                          23,355         177,059
   ----------------------------------------------------------------------------

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended September 30, 2003, EVM earned $74,182 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $82,118 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2003.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan), (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $6,405,352 and $1,429,490 for Class B, and Class C shares, respectively, payable to EVD for the year ended September 30, 2003, representing 0.42% and 0.75% of the average daily net assets for Class B and Class C shares, respectively. At September 30, 2003, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $25,391,000 for Class C shares. There were no Uncovered Distribution Charges for Class B shares at September 30, 2003.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended September 30, 2003 amounted to $547,290, $3,826,419, and $476,497, for Class A, Class B, and Class C
   shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $61,000 of CDSC paid by shareholders for Class C shares for the year ended September 30, 2003. EVD also received approximately $1,160,000 of CDSC paid by Class B shareholders of which $862,362 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the National Municipals Portfolio aggregated $336,856,366 and $437,448,632, respectively, for the year ended September 30, 2003.

8  TRANSFER OF NET ASSETS

   Prior to the opening of business on December 10, 2001, the Fund acquired the net assets of Eaton Vance Texas Municipals Fund pursuant to an Agreement and Plan of Reorganization dated June 18, 2001. In accordance with the agreement, the Fund issued 43,976 Class A shares and 904,289 Class B shares having a total aggregate value of $9,106,337. As a result, the fund issued .922 shares of Class A and 1.108 shares of Class B for each share of Class A and Class B of Eaton Vance Texas Municipals Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Texas Municipals Fund's net assets at the date of the transaction was $9,106,337, including

   $515,364 of unrealized appreciation. Directly after the merger, the combined net assets of Eaton Vance National Municipals Fund was $1,814,850,002 with a net asset value per share of $10.26, $9.57, $9.13, and $9.50 for Class A, Class B, Class C, and Class I, respectively.

9  SHAREHOLDER MEETING (UNAUDITED)

   The Fund held a Special Meeting of Shareholders on June 6, 2003. The items considered at the meeting are set forth below.

   ITEM 1: To elect Trustees of the Trust. The results of the vote were as follows:

                                                         NUMBER OF SHARES
                                                    ---------------------------
   NOMINEE FOR TRUSTEE                              AFFIRMATIVE       WITHHOLD
   ----------------------------------------------------------------------------
   Jessica M. Bibliowicz                            111,448,718       3,217,848

   Donald R. Dwight                                 111,564,101       3,102,466

   James B. Hawkes                                  111,569,222       3,097,344

   Samuel L. Hayes, III                             111,534,712       3,131,854

   William H. Park                                  111,555,917       3,110,649

   Norton H. Reamer                                 111,571,186       3,095,380

   Lynn A. Stout                                    111,545,933       3,120,634

   Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

   ITEM 2: (a) To amend the Fund's restriction on issuer diversification.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       80,573,241

   Against                                                            6,809,308

   Abstain                                                            5,899,206

   Broker Non-votes                                                  21,384,811

   (b) To amend the Fund's restriction relating to purchases on margin.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       78,071,910

   Against                                                            9,378,254

   Abstain                                                            5,831,592

   Broker Non-votes                                                  21,384,811

   (c) To eliminate the Fund's restriction on short sales.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       78,367,729

   Against                                                            9,050,007

   Abstain                                                            5,864,019

   Broker Non-votes                                                  21,384,811

   (d) To eliminate the Fund's restriction on purchasing more than 10% of the voting securities of any issuer.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       78,654,964

   Against                                                            8,653,396

   Abstain                                                            5,973,395

   Broker Non-votes                                                  21,384,811

   (e) To eliminate the Fund's restriction on investing in other investment companies.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       79,050,201

   Against                                                            8,341,825

   Abstain                                                            5,889,729

   Broker Non-votes                                                  21,384,811

   (f) To eliminate the Fund's restriction on investing in issuers that have common trustees, officers or shareholders with the Fund.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       77,683,460

   Against                                                            9,614,272

   Abstain                                                            5,984,023

   Broker Non-votes                                                  21,384,811

   (g) To amend the Fund's restriction on underwriting and joint trading.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       79,048,413

   Against                                                            8,014,436

   Abstain                                                            6,218,907

   Broker Non-votes                                                  21,384,811

   (h) To amend the Fund's restriction on lending.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       78,028,267

   Against                                                            9,325,631

   Abstain                                                            5,927,857

   Broker Non-votes                                                  21,384,811

   (i) To amend the Fund's restriction on borrowing.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       77,731,928

   Against                                                            9,545,767

   Abstain                                                            6,004,060

   Broker Non-votes                                                  21,384,811

   (j) To eliminate the Fund's restriction on investing for control.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       78,806,593

   Against                                                            8,503,223

   Abstain                                                            5,971,939

   Broker Non-votes                                                  21,384,811

   (k) To amend the Fund's restriction on investing in real estate.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       80,770,508

   Against                                                            7,030,460

   Abstain                                                            5,480,787

   Broker Non-votes                                                  21,384,811

   (l) To eliminate the Fund's restriction on investing in physical commodities.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       78,793,927

   Against                                                            8,491,590

   Abstain                                                            5,996,238

   Broker Non-votes                                                  21,384,811

   (m) To eliminate the Fund's restriction on transactions with certain affiliates.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       77,879,036

   Against                                                            9,156,896

   Abstain                                                            6,245,824

   Broker Non-votes                                                  21,384,811

   (n) To eliminate the Fund's restriction on investments relating to oil, gas or other mineral leases.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       80,188,140

   Against                                                            7,473,444

   Abstain                                                            5,620,171

   Broker Non-votes                                                  21,384,811

   (o) To approve a new investment restriction relating to investing in investment companies.

   The results of the vote on the proposal were as follows:

   Affirmative                                                       80,364,666

   Against                                                            7,231,223

   Abstain                                                            5,685,865

   Broker Non-votes                                                  21,384,811

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2003

INDEPENDENT AUDITORS' REPORT


TO THE TRUSTEES OF EATON VANCE MUNICIPALS TRUST AND SHAREHOLDERS OF EATON VANCE NATIONAL MUNICIPALS FUND

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2003 and 2002 and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance National Municipals Fund at September 30, 2003, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 21, 2003

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2003

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
COGENERATION -- 3.1%

$  22,150   Maryland Energy Cogeneration, (AES Warrior Run),
            (AMT), 7.40%, 9/1/19                                                $    22,509,273
    6,100   Pennsylvania EDA, (Northampton Generating),
            (AMT), 6.50%, 1/1/13                                                      6,190,829
   21,950   Pennsylvania EDA, (Northampton Generating),
            (AMT), 6.60%, 1/1/19                                                     22,207,254
    6,400   Pennsylvania EDA, (Northampton Generating), Junior
            Liens, (AMT), 6.875%, 1/1/11                                              6,404,608
    5,000   Pennsylvania EDA, (Northampton Generating), Junior
            Liens, (AMT), 6.95%, 1/1/21                                               4,971,950
-----------------------------------------------------------------------------------------------
                                                                                $    62,283,914
-----------------------------------------------------------------------------------------------

EDUCATION -- 0.2%

$   4,130   California Educational Facilities Authority, (Stanford
            University), Variable Rate, 6/1/21(1)(2)                            $     4,793,237
-----------------------------------------------------------------------------------------------
                                                                                $     4,793,237
-----------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 6.0%

$  13,000   Brazos River Authority, TX, (Reliant Energy, Inc.),
            5.20%, 12/1/18                                                      $    14,089,010
   20,000   California Department of Water Resource Power Supply,
            5.125%, 5/1/18                                                           20,971,800
   14,300   Clark County, NV, (Nevada Power), (AMT),
            5.90%, 10/1/30                                                           11,866,140
    9,000   Connecticut Development Authority, (Connecticut
            Light and Power), 5.85%, 9/1/28                                           9,430,560
   13,000   Connecticut Development Authority, (Western
            Massachusetts Electric), 5.85%, 9/1/28                                   13,592,540
    5,000   Matagorda County, TX, Navigation District No.1,
            (Reliant Energy), 5.95%, 5/1/30                                           4,695,800
    2,000   Matagorda County, TX, Navigation District No.1,
            (Reliant Energy), 8.00%, 5/1/29                                           2,173,000
   20,000   New York Energy Research and Development Authority
            Facility, (AMT), 4.70%, 6/1/36                                           20,248,200
    8,000   North Carolina Municipal Power Agency, (Catawba),
            6.50%, 1/1/20                                                             8,838,320
   13,500   San Antonio, TX, Electric and Natural Gas, 4.50%, 2/1/211                 3,442,895
-----------------------------------------------------------------------------------------------
                                                                                $   119,348,265
-----------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 17.1%

$   2,400   Bexar County, TX, Health Facilities, (St. Luke's Lutheran),
            Escrowed to Maturity, 7.00%, 5/1/21                                 $     3,121,848
   11,195   Colorado Health Facilities Authority, (Liberty Heights),
            Escrowed to Maturity, 0.00%, 7/15/22                                      4,340,301
$ 184,070   Colorado Health Facilities Authority, (Liberty Heights),
            Escrowed to Maturity, 0.00%, 7/15/24                                $    62,495,446
  215,825   Dawson Ridge, CO, Metropolitan District #1, Escrowed
            to Maturity, 0.00%, 10/1/22                                              82,792,628
   11,175   Dawson Ridge, CO, Metropolitan District #1, Escrowed
            to Maturity, 0.00%, 10/1/22                                               4,286,842
  101,555   Illinois Development Finance Authority, (Regency Park),
            Escrowed to Maturity, 0.00%, 7/15/23                                     36,595,344
   60,360   Illinois Development Finance Authority, (Regency Park),
            Escrowed to Maturity, 0.00%, 7/15/25                                     19,172,147
    4,270   Illinois HEFA, (Chicago Osteopathic Health Systems),
            Escrowed to Maturity, 7.125%, 5/15/11                                     4,378,842
    4,500   Illinois HEFA, (Chicago Osteopathic Health Systems),
            Prerefunded to 11/15/19, 7.25%, 5/15/22                                   4,614,975
    6,175   Kimball, NE, EDA, (Clean Harbors), (AMT), Prerefunded
            to 9/1/06, 10.75%, 9/1/26                                                 7,865,591
    8,990   Louisiana Public Facilities Authority, (Southern Baptist
            Hospitals, Inc.), Escrowed to Maturity, 8.00%, 5/15/12                   11,239,927
    5,675   Maricopa County, AZ, IDA, (Place Five and the Greenery),
            Escrowed to Maturity, 6.625%, 1/1/27                                      6,737,644
  100,000   Mississippi Housing Finance Corp., Single Family,
            Escrowed to Maturity, (AMT), 0.00%, 6/1/15                               60,909,000
    5,915   New Jersey EDA, (Victoria Health Corp.), Prerefunded
            to 1/1/04, 7.75%, 1/1/24                                                  6,192,946
   46,210   San Joaquin Hills Transportation Corridor Agency, CA,
            Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/20                     21,529,239
   15,000   San Joaquin Hills Transportation Corridor Agency, CA,
            Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/25                      5,074,800
-----------------------------------------------------------------------------------------------
                                                                                $   341,347,520
-----------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 3.0%

$  25,000   California General Obligations, 2.00%, 6/16/04                      $    25,038,657
   20,000   California General Obligations, 5.25%, 2/1/30(3)                         20,099,000
   10,000   California General Obligations, 5.25%, 4/1/32                            10,037,400
    4,735   New York, NY, Variable Rate, 6/1/28(1)(2)                                 4,947,033
-----------------------------------------------------------------------------------------------
                                                                                $    60,122,090
-----------------------------------------------------------------------------------------------

HEALTH CARE - MISCELLANEOUS -- 0.4%

$   1,570   Pittsfield Township, MI, EDC, (Arbor Hospice),
            7.875%, 8/15/27                                                     $     1,509,555
    3,152   Tax Revenue Exempt Securities Trust, Community
            Health Provider, (Pooled Loan Program Various States
            Trust Certificates), 5.50%, 12/1/36                                       3,037,533
    3,381   Tax Revenue Exempt Securities Trust, Community
            Health Provider, (Pooled Loan Program Various States
            Trust Certificates), 5.875%, 12/1/36                                      3,378,120
-----------------------------------------------------------------------------------------------
                                                                                $     7,925,208
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
HOSPITAL -- 3.4%

$   6,091   Arizona Health Facilities Authority, (Phoenix Memorial
            Hospital), 8.20%, 6/1/21(4)                                         $     1,096,351
   12,600   California Health Facilities Authority, (Cedars Sinai
            Medical Center), Variable Rate, 12/1/34(1)(5)                            14,418,810
    1,000   Illinois Health Facilities Authority, (Holy Cross Hospital),
            6.70%, 3/1/14                                                               699,990
    2,650   Illinois Health Facilities Authority, (Holy Cross Hospital),
            6.75%, 3/1/24                                                             1,837,987
    8,960   Louisiana Public Facilities Authority, (General Health
            Systems), 6.80%, 11/1/16                                                  8,890,470
   12,115   Massachusetts HEFA, (Partners Healthcare System),
            5.25%, 7/1/29                                                            12,295,029
    3,500   New Jersey Health Care Facilities Financing Authority,
            (Trinitas Hospital), 7.50%, 7/1/30                                        3,814,055
    4,000   Oneida County, NY, Industrial Development Agency,
            (Elizabeth Medical Center), 6.00%, 12/1/29                                3,531,200
    3,075   Prince George's County, MD, (Greater Southeast Healthcare
            System), 6.375%, 1/1/23(4)                                                  956,325
    7,750   Rhode Island HEFA, (St. Joseph Health Services),
            5.50%, 10/1/29                                                            6,598,582
   12,500   Rochester, MN, Health Care Facilities, (Mayo Clinic),
            Variable Rate, 11/15/27(1)(5)                                            13,756,000
-----------------------------------------------------------------------------------------------
                                                                                $    67,894,799
-----------------------------------------------------------------------------------------------

HOUSING -- 4.4%

$   3,000   ABAG Finance Authority, CA, (Civic Center Drive
            Apartments), (AMT), 6.375%, 9/1/32                                  $     3,025,590
    7,545   Arkansas Development Finance Authority, MFMR,
            (Park Apartments), (AMT), 5.95%, 12/1/28                                  6,029,210
    6,360   California Statewide Communities Development Authority,
            (Corporate Fund for Housing), (AMT), Variable
            Rate, 6/1/09(1)(5)                                                        5,291,329
      600   California Statewide Communities Development Authority,
            (Corporate Fund for Housing), (AMT), Variable
            Rate, 6/1/09(1)(5)                                                          561,300
   16,000   Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09 (1)                 17,426,080
   10,770   Florida Capital Projects Financing Authority, Student
            Housing Revenue, (Florida University), 7.85%, 8/15/31                    10,999,616
   10,035   Lake Creek, CO, (Affordable Housing Corp.),
            6.25%, 12/1/23                                                            9,237,117
    1,280   Maricopa County, AZ, IDA, (National Health Facilities II),
            6.375%, 1/1/19                                                            1,173,056
    7,525   Minneapolis, MN, Community Development, (Lindsay
            Brothers), 6.60%, 12/1/18                                                 7,474,282
   15,425   New Hampshire Housing Finance Authority, Multifamily
            Housing, 6.20%, 7/1/36                                                   15,489,014
   10,590   Texas Student Housing Corp., (University of Northern
            Texas), 6.85%, 7/1/31                                                    10,754,463
$     645   Virginia Housing Development Authority, RITES, (AMT),
            Variable Rate, 7/1/09(1)(5)                                         $       676,889
-----------------------------------------------------------------------------------------------
                                                                                $    88,137,946
-----------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 12.9%

$   7,220   Austin, TX, (Cargoport Development LLC), (AMT),
            8.30%, 10/1/21                                                      $     7,639,193
   10,260   Bedford County, VA, IDA, (Nekoosa Packaging), (AMT),
            6.55%, 12/1/25                                                            9,388,208
    2,250   Calhoun County, AR, Solid Waste Disposal, (Georgia-Pacific
            Corp.), (AMT), 6.375%, 11/1/26                                            2,012,310
    2,000   Camden County, NJ, (Holt Hauling), (AMT),
            9.875%, 1/1/21(6)                                                           388,000
    6,050   Carbon County, UT, (Laidlaw Environmental), (AMT),
            7.50%, 2/1/10                                                             6,217,162
    4,000   Courtland, AL, Solid Waste Disposal, (Champion
            International Corp.), (AMT), 6.70%, 11/1/29                               4,158,280
   19,500   Dallas-Fort Worth, TX, International Airport Facility
            Improvements Corp., (American Airlines), (AMT),
            5.95%, 5/1/29                                                            19,294,860
   55,500   Denver, CO, City and County Special Facilities,
            (United Airlines), (AMT), 6.875%, 10/1/32                                22,477,500
    2,000   Effingham County, GA, IDA, PCR, (Georgia Pacific
            Corp.), 6.50%, 6/1/31                                                     1,793,360
   26,440   Effingham County, GA, Solid Waste Disposal,
            (Fort James), (AMT), 5.625%, 7/1/18                                      22,518,948
    6,645   Hardeman County, TN, (Correctional Facilities Corp.),
            7.75%, 8/1/17                                                             6,885,881
   27,000   Houston, TX, Airport System, (Continental Airlines),
            6.75%, 7/1/29                                                            22,426,470
    5,000   Los Angeles, CA, Regional Airports Improvements Corp.,
            (Terminal Four), (AMT), 7.50%, 12/1/24                                    4,489,450
    5,000   McMinn County, TN, (Calhoun Newsprint - Bowater, Inc.),
            (AMT), 7.40%, 12/1/22                                                     5,001,500
   10,000   Michigan Strategic Fund, (S.D. Warren),
            7.375%, 1/15/22                                                          10,005,100
   15,000   Michigan Strategic Fund, (S.D. Warren), (AMT),
            7.375%, 1/15/22                                                          15,006,450
    3,500   Michigan Strategic Fund, (S.D. Warren), (AMT),
            7.375%, 1/15/22                                                           3,466,225
   18,820   New Jersey EDA, (Continental Airlines), (AMT),
            6.25%, 9/15/29                                                           15,361,637
    4,950   New Jersey EDA, (Continental Airlines), (AMT),
            9.00%, 6/1/33                                                             5,304,618
   17,000   New Jersey EDA, (Holt Hauling), 7.75%, 3/1/27                            16,932,000
    1,500   New Jersey EDA, (Holt Hauling), (AMT), 7.90%, 3/1/27                      1,494,000
   12,500   New York City, NY, Industrial Development Agency,
            (American Airlines, Inc.), (AMT), 8.50%, 8/1/28                           8,687,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT REVENUE (CONTINUED)

$  10,000   New York City, NY, Industrial Development Agency,
            (American Airlines, Inc.-JFK International Airport),
            (AMT), 8.00%, 8/1/12                                                $     6,899,900
   10,000   Pennsylvania, IDA, (Sun Co.), (AMT), 7.60%, 12/1/24                      10,518,200
   10,000   Puerto Rico Port Authority, (American Airlines), (AMT),
            6.25%, 6/1/26                                                             5,700,200
    3,917   Robbins, IL, Resource Recovery, (AMT),
            0.00%, 10/15/09                                                           1,195,250
    1,327   Robbins, IL, Resource Recovery, (AMT),
            7.25%, 10/15/09                                                             960,058
   26,439   Robbins, IL, Resource Recovery, (AMT),
            7.25%, 10/15/24                                                          12,059,807
   12,578   Robbins, IL, Resource Recovery, (AMT),
            8.375%, 10/15/16(4)                                                          18,867
    4,922   Robbins, IL, Resource Recovery, (AMT),
            8.375%, 10/15/16(4)                                                           7,383
    1,779   Savannah, GA, (Intercat-Savannah), (AMT),
            9.75%, 7/1/10                                                             1,733,040
    3,282   Savannah, GA, EDA, (Intercat-Savannah), (AMT),
            9.00%, 1/1/15                                                             3,112,371
    5,000   Skowhegan, ME, (S.D. Warren), (AMT),
            6.65%, 10/15/15                                                           4,785,450
-----------------------------------------------------------------------------------------------
                                                                                $   257,939,553
-----------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 0.0%

$     165   Puerto Rico Industrial Tourist Educational Medical and
            Environmental, DRIVERS, (MBIA), Variable
            Rate, 7/1/33(1)(5)                                                  $       472,167
-----------------------------------------------------------------------------------------------
                                                                                $       472,167
-----------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 4.3%

$   9,320   Anaheim, CA, Public Financing Authority Electric System
            Distribution Facilities, (FSA), 5.00%, 10/1/31                      $     9,444,795
    8,000   Brazos River Authority, TX, (Centerpoint Energy, Inc./Houston
            Light & Power Co.), (MBIA), 4.00%, 8/1/15(7)                              8,137,120
   11,950   Chicago, IL, (The Peoples Gas, Light and Coke),
            (AMBAC), (AMT), Variable Rate, 12/1/23(1)(5)                             12,589,684
    5,500   Intermountain Power Agency, UT, (MBIA), Variable
            Rate, 7/1/19(1)(5)                                                        8,066,300
    8,000   Matagorda County, TX, Navigation District No. 1,
            (Centerpoint Energy, Inc./Houston Light & Power Co.),
            (MBIA), 4.00%, 10/15/15                                                   8,139,440
    6,000   Sacramento, CA, Municipal Electric Utility District, (FSA),
            Variable Rate, 8/15/28(1)(2)                                              6,276,180
   16,500   Sacramento, CA, Municipal Utility District, (MBIA), Variable
            Rate, 11/15/15(5)                                                        17,353,050
    7,455   South Carolina Public Service Authority, DRIVERS, (FGIC),
            Variable Rate, 1/1/25(1)(2)                                               7,493,691
$  15,000   Southern, MN, Municipal Power Agency, Power Supply
            System (AMBAC), 0.00%, 1/1/18                                       $     7,954,800
-----------------------------------------------------------------------------------------------
                                                                                $    85,455,060
-----------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 1.7%

$  20,505   Massachusetts Turnpike Authority, (FGIC), Escrowed to
            Maturity, Variable Rate, 7/1/17(1)(5)                               $    23,808,766
    9,500   Massachusetts Turnpike Authority, (FGIC), Escrowed to
            Maturity, Variable Rate, 1/1/20(1)(5)                                    11,351,360
-----------------------------------------------------------------------------------------------
                                                                                $    35,160,126
-----------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 3.2%

$   9,900   California, (AMBAC), Variable Rate, 11/1/19(1)(5)                   $    11,892,771
   12,500   Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/23                   4,360,750
   16,980   Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/25                   5,219,992
   14,000   Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/29                   3,423,420
    5,000   Umatilla County, OR, School District No. 008R, (MBIA),
            Variable Rate, 6/15/19(1)(5)                                              5,745,650
   18,860   Washington, (Motor Vehicle Fuel), (MBIA),
            0.00%, 6/1/20                                                             8,252,947
   17,630   Washington, (Motor Vehicle Fuel), (MBIA),
            0.00%, 6/1/18                                                             8,766,341
   18,125   Washington, (Motor Vehicle Fuel), (MBIA),
            0.00%, 6/1/19                                                             8,462,925
   19,125   Washington, (Motor Vehicle Fuel), (MBIA),
            0.00%, 6/1/21                                                             7,860,375
-----------------------------------------------------------------------------------------------
                                                                                $    63,985,171
-----------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 1.0%

$   5,070   Maryland HEFA, (Medlantic), (AMBAC), Variable
            Rate, 8/15/38(1)(2)                                                 $     6,235,999
    8,750   Tyler, TX, Health Facility Development Corp., (East Texas
            Medical Center), (FSA), 5.375%, 11/1/27                                   9,116,888
    5,000   Wisconsin HEFA, (Ministry Health Care), (MBIA),
            5.125%, 2/15/22                                                           5,188,150
-----------------------------------------------------------------------------------------------
                                                                                $    20,541,037
-----------------------------------------------------------------------------------------------

INSURED-HOUSING -- 0.4%

$   7,465   SCA Multifamily Mortgage, Industrial Development Board,
            Hamilton County, TN, (FSA), (AMT), 7.35%, 1/1/30                    $     7,778,978
-----------------------------------------------------------------------------------------------
                                                                                $     7,778,978
-----------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 0.5%

$  34,180   Anaheim, CA, Public Financing Authority, (Public
            Improvements) (FSA), 0.00%, 9/1/35                                  $     6,007,135

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION (CONTINUED)

$  10,445   Castaic Lake, CA, Water Agency Certificates of Participation,
            (Water System Improvements), (AMBAC),
            0.00%, 8/1/21                                                       $     4,265,216
-----------------------------------------------------------------------------------------------
                                                                                $    10,272,351
-----------------------------------------------------------------------------------------------

INSURED-MISCELLANEOUS -- 0.7%

$  25,000   Harris County-Houston, TX, Sports Authority, (MBIA),
            0.00%, 11/15/41                                                     $     2,838,750
   11,250   Harris County-Houston, TX, Sports Authority, (MBIA),
            5.25%, 11/15/40                                                          11,530,350
-----------------------------------------------------------------------------------------------
                                                                                $    14,369,100
-----------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 2.6%

$  13,305   Illinois Sports Facility Authority, (AMBAC),
            0.00%, 6/15/23                                                      $     4,791,264
   31,510   Illinois Sports Facility Authority, (AMBAC),
            0.00%, 6/15/24                                                           10,644,393
   10,000   Illinois Sports Facility Authority, (AMBAC),
            0.00%, 6/15/25                                                            3,185,400
   44,190   Metropolitan Pier and Exposition Authority, (McCormick
            Place Expansion), IL, (MBIA), 0.00%, 6/15/35                              7,997,948
   50,000   Metropolitan Pier and Exposition Authority, (McCormick
            Place Expansion), IL, (MBIA), 0.00%, 12/15/39                             7,075,500
   50,000   Metropolitan Pier and Exposition Authority, (McCormick
            Place Expansion), IL, (MBIA), 0.00%, 6/15/40                              6,882,000
    9,185   Regional Transportation Authority, LA, (FGIC),
            0.00%, 12/1/15                                                            5,234,991
   10,000   Regional Transportation Authority, LA, (FGIC),
            0.00%, 12/1/21                                                            3,906,000
      265   South Orange County, CA, Public Financing Authority,
            (FGIC), DRIVERS, Variable Rate, 8/15/15(1)(2)                             1,663,670
-----------------------------------------------------------------------------------------------
                                                                                $    51,381,166
-----------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 5.2%

$  18,220   Alameda, CA, Corridor Transportation Authority, (MBIA),
            0.00%, 10/1/35                                                      $     3,187,589
   10,000   Chicago, IL, O'Hare International Airport, (AMBAC),
            (AMT), 5.375%, 1/1/32                                                    10,225,100
    5,000   Dallas Fort Worth, TX, International Airport, (FGIC),
            (AMT), 5.625%, 11/1/21                                                    5,302,050
    3,335   Dallas Fort Worth, TX, International Airport, (FSA),
            (AMT), Variable Rate, 5/1/11(1)(2)                                        4,236,050
    4,000   Dallas Fort Worth, TX, International Airport, (MBIA),
            (AMT), Variable Rate, 5/1/11(1)(2)                                        4,908,400
    2,500   Dallas-Fort Worth, TX, International Airport, (FGIC),
            (AMT), 5.50%, 11/1/20                                                     2,640,900
$   3,305   Kansas Turnpike Authority, (AMBAC), Variable
            Rate, 3/1/11(1)(2)                                                  $     3,332,960
    3,330   Kansas Turnpike Authority, (AMBAC), Variable
            Rate, 3/1/15(1)(2)                                                        3,158,871
   12,000   Massachusetts Turnpike Authority, (AMBAC),
            5.00%, 1/1/39                                                            12,085,560
    7,000   Metropolitan Washington, DC, Airports Authority, DRIVERS,
            (MBIA), (AMT), Variable Rate, 10/12/21(1)(2)(3)                           8,237,530
    9,000   Puerto Rico Highway and Transportation Authority, (FSA),
            Variable Rate, 7/1/32(1)(2)                                               9,651,780
   50,000   San Joaquin Hills, CA, Transportation Corridor Agency Toll,
            (MBIA), 0.00%, 1/15/35                                                    9,112,500
   30,000   Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/26                         8,827,500
   50,000   Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/22                        19,009,000
-----------------------------------------------------------------------------------------------
                                                                                $   103,915,790
-----------------------------------------------------------------------------------------------

INSURED-UTILITIES -- 1.5%

$  19,000   Los Angeles, CA, Department of Water and Power, (FGIC),
            5.00%, 7/1/43                                                       $    19,081,510
   10,500   Philadelphia, PA, Gas Works Revenue, (FSA),
            5.00%, 7/1/28                                                            10,571,085
-----------------------------------------------------------------------------------------------
                                                                                $    29,652,595
-----------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 3.0%

$  11,915   Atlanta, GA, Water and Sewer, (FGIC), 5.00%, 11/1/38                $    12,038,082
   10,135   California Water Resources, (Central Valley), (FGIC),
            Variable Rate, 12/1/28(1)(2)                                             11,112,419
   20,980   Chicago, IL, Wastewater Transmission, (MBIA),
            0.00%, 1/1/26                                                             6,382,326
   29,775   Houston, TX, Water and Sewer System, (FSA),
            0.00%, 12/1/28                                                            7,694,753
    9,500   Houston, TX, Water and Sewer System, (FSA),
            4.75%, 12/1/24(7)                                                         9,430,460
   12,430   Metropolitan Water District, CA, (Southern California
            Waterworks), (MBIA), 5.00%, 7/1/30                                       12,545,350
-----------------------------------------------------------------------------------------------
                                                                                $    59,203,390
-----------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 1.4%

$  19,045   New Jersey EDA, (School Facilities), 5.00%, 6/15/28                 $    19,281,920
    8,000   New York Dormitory Authority, (Court Facilities),
            5.50%, 5/15/19                                                            8,609,200
-----------------------------------------------------------------------------------------------
                                                                                $    27,891,120
-----------------------------------------------------------------------------------------------

NURSING HOME -- 3.9%

$  12,465   Bell County, TX, (Riverside Healthcare, Inc. - Normandy
            Terrace), 9.00%, 4/1/23                                             $    10,523,576

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
NURSING HOME (CONTINUED)

$   4,665   Delaware County, PA, (Mainline - Haverford Nursing and
            Rehabilitation Centers), 9.00%, 8/1/22(4)                           $     2,811,829
    9,880   Hillsborough County, FL, IDA, (Tampa Bay Retirement
            Center), 7.00%, 6/1/25(4)                                                 5,482,511
    2,925   Lackawanna County, PA, IDA, (Edella Street Associates),
            8.875%, 9/1/14                                                            2,927,282
    1,545   Luzerne County, PA, IDA, (River Street Associates),
            8.75%, 6/15/07                                                            1,552,153
   13,250   Massachusetts IFA, (Age Institute of Massachusetts),
            8.05%, 11/1/25                                                           13,234,895
   11,645   Mississippi Business Finance Corp., (Magnolia Healthcare),
            7.99%, 7/1/25                                                            11,942,530
   11,485   Montgomery, PA, IDA, (Advancement of Geriatric Health
            Care Institute), 8.375%, 7/1/23                                          11,292,397
    3,500   Orange County, FL, Health Facilities Authority, (Westminster
            Community Care), 6.75%, 4/1/34                                            2,706,200
    4,135   Sussex County, DE, (Delaware Health Corp.),
            7.50%, 1/1/14                                                             4,169,899
    4,800   Sussex County, DE, (Delaware Health Corp.),
            7.60%, 1/1/24                                                             4,806,000
    2,285   Westmoreland, PA, (Highland Health Systems, Inc.),
            9.25%, 6/1/22                                                             2,329,740
    3,946   Wisconsin HEFA, (Wisconsin Illinois Senior Housing),
            7.00%, 8/1/29                                                             3,700,467
-----------------------------------------------------------------------------------------------
                                                                                $    77,479,479
-----------------------------------------------------------------------------------------------

OTHER REVENUE -- 7.8%

$  22,000   California Statewide Communities Development Authority,
            (East Valley Tourist Development Authority),
            8.25%, 10/1/14                                                      $    20,615,760
   10,000   California Statewide Communities Development Authority,
            (East Valley Tourist Development Authority),
            9.25%, 10/1/20                                                            9,533,200
    1,500   Capital Trust Agency, FL, (Seminole Tribe Convention),
            8.95%, 10/1/33                                                            1,662,255
   26,500   Capital Trust Agency, FL, (Seminole Tribe Convention),
            10.00%, 10/1/33                                                          31,264,965
   20,000   Golden Tobacco Securitization Corp., CA, 5.50%, 6/1/33                   19,781,800
   22,600   Golden Tobacco Securitization Corp., CA,
            5.625%, 6/1/38(8)                                                        22,427,562
   20,500   Golden Tobacco Securitization Corp., CA, 6.75%, 6/1/39                   18,284,975
   10,200   Orange County, NC, (Community Activity Corp.),
            8.00%, 3/1/24(4)                                                          4,090,710
   20,700   Tobacco Settlement Financing Corp., NJ, Variable
            Rate, 6/1/39(1)(5)                                                       16,318,431
   13,000   Tobacco Settlement Management Authority, SC,
            6.375%, 5/15/28                                                          11,321,050
-----------------------------------------------------------------------------------------------
                                                                                $   155,300,708
-----------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 6.1%

$  13,365   Albuquerque, NM, Retirement Facilities, (La Vida Liena
            Retirement Center), 5.75%, 12/15/28                                 $    12,299,141
    9,785   Albuquerque, NM, Retirement Facilities, (La Vida Liena
            Retirement Center), 6.60%, 12/15/28                                       9,560,728
    6,035   Arizona Health Facilities Authority, (Care Institute, Inc. -
            Mesa), 7.625%, 1/1/26(6)                                                  4,695,471
   16,985   Bell County, TX, Health Facilities Authority, (Care Institute,
            Inc. - Texas), 9.00%, 11/1/24                                            17,769,877
    3,060   Chester, PA, IDA, (Senior Life-Choice of Kimberton), (AMT),
            8.50%, 9/1/25                                                             3,192,559
    4,695   Chester, PA, IDA, (Senior Life-Choice of Paoli), (AMT),
            8.05%, 1/1/24                                                             4,797,680
   11,570   De Kalb County, GA, Private Hospital Authority, (Atlanta,
            Inc.), 8.50%, 3/1/25(6)                                                   4,640,727
    4,960   Delaware County, PA, IDA, (Glen Riddle), (AMT),
            8.625%, 9/1/25                                                            5,209,488
    6,980   Glen Cove, NY, IDA, (Regency at Glen Cove),
            9.50%, 7/1/12                                                             7,132,583
   14,375   Illinois Development Finance Authority, (Care Institute,
            Inc. - Illinois), 7.80%, 6/1/25                                          14,826,950
    1,900   Kansas City, MO, IDA, (Kingswood United Methodist
            Manor), 5.375%, 11/15/09                                                  1,821,910
    9,345   New Jersey EDA, (Forsgate), (AMT), 8.625%, 6/1/25(4)                      6,125,554
   12,265   North Miami, FL, Health Facilities Authority, (Imperial
            Club), 6.75%, 1/1/33                                                     10,443,034
      800   North Miami, FL, Health Facilities Authority, (Imperial
            Club), 9.00%, 1/1/12(4)                                                     381,520
    4,715   Ridgeland, MS, Urban Renewal, (The Orchard),
            7.75%, 12/1/15                                                            4,840,136
    7,915   Roseville, MN, Elder Care Facility, (Care Institute, Inc. -
            Roseville), 7.75%, 11/1/23(6)                                             5,918,679
   12,140   St. Paul, MN, Housing and Redevelopment, (Care Institute,
            Inc. - Highland), 8.75%, 11/1/24(4)                                       7,558,364
-----------------------------------------------------------------------------------------------
                                                                                $   121,214,401
-----------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 0.4%

$   3,000   Tri-County, OR, Metropolitan Transportation District,
            Variable Rate, 8/1/19(1)(5)                                         $     3,315,300
    4,720   University Square, FL, Community Development
            District, 6.75%, 5/1/20                                                   4,931,409
-----------------------------------------------------------------------------------------------
                                                                                $     8,246,709
-----------------------------------------------------------------------------------------------

TRANSPORTATION -- 3.8%

$   5,750   Connector 2000 Association, Inc., SC, Bridge & Toll Road,
            (Southern Connector), 5.25%, 1/1/23                                 $     2,493,315
    4,735   Denver, CO, City and County Airport, (AMT),
            7.50%, 11/15/23                                                           5,130,846

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

$   8,550   Metropolitan Transportation Authority, NY,
            5.125%, 11/15/31                                                    $     8,623,958
   38,000   Port Authority of New York and New Jersey,
            5.00%, 9/1/33                                                            38,237,500
   21,615   Triborough Bridge and Tunnel Authority, NY,
            5.00%, 11/15/27                                                          21,906,370
-----------------------------------------------------------------------------------------------
                                                                                $    76,391,989
-----------------------------------------------------------------------------------------------

WATER AND SEWER -- 1.0%

$   5,480   California Water Resources, (Central Valley), Variable
            Rate, 6/1/18(1)(5)                                                  $     6,258,708
    4,200   Metropolitan Water District, CA, (Southern California
            Waterworks), Variable Rate, 1/1/18(1)(5)                                  4,282,740
    9,400   Metropolitan Water District, CA, (Southern California
            Waterworks), Variable Rate, 7/1/27(1)(2)                                  9,511,108
-----------------------------------------------------------------------------------------------
                                                                                $    20,052,556
-----------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 99.0%
  (IDENTIFIED COST $1,871,895,153)                                              $ 1,978,556,425
-----------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.0%                                          $    20,285,445
-----------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $ 1,998,841,870
-----------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FSA - Financial Security Assurance, Inc.

FGIC - Financial Guaranty Insurance Company

AMBAC - AMBAC Financial Group, Inc.

MBIA - Municipal Bond Insurance Association

At September 30, 2003, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

   California                                          17.9%

   Texas                                               11.4%

   Others, representing less than 10% individually     69.7%

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2003, 24.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.1% to 8.4% of total investments.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Security has been issued as a leveraged inverse floater bond.

(3) Security (or a portion thereof) has been segregated to cover when-issued securities.

(4) Non-income producing security.

(5) Security has been issued as an inverse floater bond.

(6) The Portfolio is accruing only partial interest on this security.

(7) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(8) When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2003

ASSETS

Investments, at value (identified cost, $1,871,895,153)                         $  1,978,556,425
Cash                                                                                   8,459,896
Receivable for investments sold                                                       26,658,437
Interest receivable                                                                   39,378,071
Receivable from affiliate                                                                762,925
Prepaid expenses                                                                          26,765
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $  2,053,842,519
------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                               $     38,416,388
Payable for when-issued securities                                                     9,813,663
Payable for open swap contracts                                                        6,476,733
Payable for daily variation margin on open financial futures contracts                   198,990
Accrued expenses                                                                          94,875
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $     55,000,649
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                       $  1,998,841,870
------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                            1,898,856,321
Net unrealized appreciation (computed on the basis of identified cost)                99,985,549
------------------------------------------------------------------------------------------------
TOTAL                                                                           $  1,998,841,870
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2003

INVESTMENT INCOME

Interest                                                                        $    137,542,260
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         $    137,542,260
------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                          $      8,726,457
Trustees' fees and expenses                                                               29,472
Custodian fee                                                                            185,654
Legal and accounting services                                                            149,864
Miscellaneous                                                                             84,032
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $      9,175,479
------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                           $    128,366,781
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $    (24,421,956)
   Financial futures contracts                                                        22,408,087
   Interest rate swap contracts                                                        4,340,000
   Shortfall and forebearance agreement                                               (4,830,000)
------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                               $     (2,503,869)
------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                          $    (14,538,203)
   Financial futures contracts                                                          (198,990)
   Interest rate swap contracts                                                       (3,520,013)
   Shortfall and forebearance agreement                                                2,760,345
------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $    (15,496,861)
------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                $    (18,000,730)
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $    110,366,051
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                        YEAR ENDED           YEAR ENDED
IN NET ASSETS                                              SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                      $   128,366,781      $    122,552,587
   Net realized gain (loss)                                        (2,503,869)            5,525,343
   Net change in unrealized
      appreciation (depreciation)                                 (15,496,861)           55,305,826
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $   110,366,051      $    183,383,756
---------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                              $   336,856,366      $    332,287,220
   Withdrawals                                                   (437,448,632)         (373,630,620)
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                       $  (100,592,266)     $    (41,343,400)
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                    $     9,773,785      $    142,040,356
---------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                          $ 1,989,068,085      $  1,847,027,729
---------------------------------------------------------------------------------------------------
AT END OF YEAR                                                $ 1,998,841,870      $  1,989,068,085
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SUPPLEMENTARY DATA

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                         -----------------------------------------------------------------------
                                                             2003          2002(1)          2001         2000          1999
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                      0.47%           0.49%          0.48%         0.48%         0.45%
   Expenses after custodian fee reduction                        0.47%           0.48%          0.47%         0.47%         0.43%
   Net investment income                                         6.59%           6.64%          6.25%         6.37%         5.92%
Portfolio Turnover                                                 35%             32%            20%           41%           60%
--------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                  5.81%          10.18%            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                  $  1,998,842   $   1,989,068    $ 1,847,028   $ 1,769,985   $ 2,125,545
--------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 6.60% to 6.63%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At September 30, 2003, Eaton Vance National Municipals Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Interest rate swaps are normally valued on the basis of calculations furnished by a broker. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and discount.

   C FEDERAL TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

   D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E INTEREST RATE SWAPS -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to the agreement, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

   F OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash.

   The risk associated with purchasing put options is limited to the premium originally paid.

   G LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

   H WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   K EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2003, the fee was equivalent to 0.45% of the Portfolio's average daily net assets for such period and amounted to $8,726,457. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENTS

   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $672,088,462 and $674,181,477, respectively, for the year ended September 30, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation/depreciation in the value of the investments owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                                $ 1,866,259,416
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                 $   193,339,260

   Gross unrealized depreciation                                     (81,042,251)
   -----------------------------------------------------------------------------

   NET UNREALIZED APPRECIATION                                   $   112,297,009
   -----------------------------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2003.

6  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   FUTURES CONTRACTS

   EXPIRATION                                                   NET UNREALIZED
   DATE(S)          CONTRACTS                      POSITION      DEPRECIATION
   -----------------------------------------------------------------------------
   12/03            1,000 U.S. Treasury Note       Short        $ (198,990)

   At September 30, 2003, the Portfolio had entered into an interest rate swap agreement with Merrill Lynch Capital Services, Morgan Stanley Capital Services and JPMorgan Chase Bank. The Portfolio makes payments at rates equal to 4.249%, 4.5425% and 4.55% biannually on the notional amounts of $100,000,000, $50,000,000 and $40,000,000, respectively. In exchange, the
   Portfolio receives payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amounts. The value of the contracts, that terminate on March 25, 2024, November 19, 2023, and November 19, 2023 of $1,078,681, $3,012,089 and $2,385,963, respectively, are recorded as an aggregate payable for open swap contracts of $6,476,733 on September 30, 2003.

7  SHORTFALL AND FOREBEARANCE AGREEMENT

   The Portfolio regularly trades in securities commonly known as inverse floater bonds. Inverse floaters are bonds with a coupon rate of interest that varies inversely with changes in specified general interest rate levels or indexes (for example, LIBOR). The inverse floater bonds are issued by a Trust through a securitization process. In addition to the inverse floater or residual interest bond (RIBs), the Trust also issues floating rate securities whose interest rate is established periodically through an auction market process. The sponsor of the Trust provides a liquidity feature for the floating rate bonds that guarantees the principal of the floating rate bond issued.

   On December 11, 2001, the Portfolio entered into a shortfall and forebearance agreement with the Sponsor of a Trust issuing one of the inverse floater bonds held by the Portfolio. The agreement commits the Portfolio to reimburse the Sponsor, upon the termination of the Trust, for an amount equal to the difference between the liquidation value of the underlying bond held by the Trust and the principal amount due to the floating rate holders. The shortfall and forebearance agreement terminated at May 21, 2003 with the sale of the inverse floater bonds covered by the Trust.

8  INTERESTHOLDER MEETING (UNAUDITED)

   The Portfolio held a Special Meeting of Interestholders on June 6, 2003. The items considered at the meeting are set forth below. Results are rounded to nearest whole number.

   ITEM 1: To elect Trustees of the Portfolio. The results of the vote were as follows:

                                            INTEREST IN THE PORTFOLIO
                                         -------------------------------
   NOMINEE FOR TRUSTEE                    AFFIRMATIVE          WITHHOLD
   ---------------------------------------------------------------------
   Jessica M. Bibliowicz                     97%                  3%

   Donald R. Dwight                          97%                  3%

   James B. Hawkes                           97%                  3%

   Samuel L. Hayes, III                      97%                  3%

   William H. Park                           97%                  3%

   Norton H. Reamer                          97%                  3%

   Lynn A. Stout                             97%                  3%

   Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

   ITEM 2: (a) To amend the Portfolio's restriction on issuer diversification.

   The results of the vote on the proposal were as follows:

   Affirmative                                     70%

   Against                                          6%

   Abstain                                          5%

   Broker Non-votes                                19%

   (b) To amend the Portfolio's restriction relating to purchases on margin.

   The results of the vote on the proposal were as follows:

   Affirmative                                     68%

   Against                                          8%

   Abstain                                          5%

   Broker Non-votes                                19%

   (c) To eliminate the Portfolio's restriction on short sales.

   The results of the vote on the proposal were as follows:

   Affirmative                                     68%

   Against                                          8%

   Abstain                                          5%

   Broker Non-votes                                19%

   (d) To eliminate the Portfolio's restriction on purchasing more than 10% of the voting securities of any issuer.

   The results of the vote on the proposal were as follows:

   Affirmative                                     69%

   Against                                          7%

   Abstain                                          5%

   Broker Non-votes                                19%

   (e) To eliminate the Portfolio's restriction on investing in other investment companies.

   The results of the vote on the proposal were as follows:

   Affirmative                                     69%

   Against                                          7%

   Abstain                                          5%

   Broker Non-votes                                19%

   (f) To eliminate the Portfolio's restriction on investing in issuers that have common trustees, officers or shareholders with the Portfolio.

   The results of the vote on the proposal were as follows:

   Affirmative                                     68%

   Against                                          8%

   Abstain                                          5%

   Broker Non-votes                                19%

   (g) To amend the Portfolio's restriction on underwriting and joint trading.

   The results of the vote on the proposal were as follows:

   Affirmative                                     69%

   Against                                          7%

   Abstain                                          5%

   Broker Non-votes                                19%

   (h) To amend the Portfolio's restriction on lending.

   The results of the vote on the proposal were as follows:

   Affirmative                                     68%

   Against                                          8%

   Abstain                                          5%

   Broker Non-votes                                19%

   (i) To amend the Portfolio's restriction on borrowing.

   The results of the vote on the proposal were as follows:

   Affirmative                                     68%

   Against                                          8%

   Abstain                                          5%

   Broker Non-votes                                19%

   (j) To eliminate the Portfolio's restriction on investing for control.

   The results of the vote on the proposal were as follows:

   Affirmative                                     69%

   Against                                          7%

   Abstain                                          5%

   Broker Non-votes                                19%

   (k) To amend the Portfolio's restriction on investing in real estate.

   The results of the vote on the proposal were as follows:

   Affirmative                                     70%

   Against                                          6%

   Abstain                                          5%

   Broker Non-votes                                19%

   (l) To eliminate the Portfolio's restriction on investing in physical commodities.

   The results of the vote on the proposal were as follows:

   Affirmative                                     69%

   Against                                          7%

   Abstain                                          5%

   Broker Non-votes                                19%

   (m) To eliminate the Portfolio's restriction on transactions with certain affiliates.

   The results of the vote on the proposal were as follows:

   Affirmative                                     68%

   Against                                          8%

   Abstain                                          5%

   Broker Non-votes                                19%

   (n) To eliminate the Portfolio's restriction on investments relating to oil, gas or other mineral leases.

   The results of the vote on the proposal were as follows:

   Affirmative                                     70%

   Against                                          6%

   Abstain                                          5%

   Broker Non-votes                                19%

   (o) To approve a new investment restriction relating to investing in investment companies.

   The results of the vote on the proposal were as follows:

   Affirmative                                     70%

   Against                                          6%

   Abstain                                          5%

   Broker Non-votes                                19%

NATIONAL MUNICIPALS PORTFOLIO as of September 30, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF NATIONAL MUNICIPALS PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Municipals Portfolio as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2003 and 2002 and the supplementary data for each of the years in the five-year period ended September 30, 2003. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auding procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio at September 30, 2003, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2003

EATON VANCE NATIONAL MUNICIPALS FUND

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) and National Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)     TERM OF                                   NUMBER OF PORTFOLIOS
                           WITH THE      OFFICE AND                                   IN FUND COMPLEX
       NAME AND           TRUST AND      LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
    DATE OF BIRTH       THE PORTFOLIO     SERVICE       DURING PAST FIVE YEARS           TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee       Since 1998   President and Chief                   191                     None
11/28/59                                              Executive Officer of
                                                      National Financial Partners
                                                      (financial services company)
                                                      (since April 1999).
                                                      President and Chief
                                                      Operating Officer of John A.
                                                      Levin & Co. (registered
                                                      investment adviser) (July
                                                      1997 to April 1999) and a
                                                      Director of Baker, Fentress
                                                      & Company, which owns John
                                                      A. Levin & Co. (July 1997 to
                                                      April 1999). Ms. Bibliowicz
                                                      is an interested person
                                                      because of her affiliation
                                                      with a brokerage firm.

James B. Hawkes          Trustee and    Trustee and   Chairman, President and               193               Director of EVC
11/9/41                 Vice President     Vice       Chief Executive Officer of
                                        President of  BMR, EVC, EVM and EV;
                                         the Trust    Director of EV; Vice
                                        since 1985;   President and Director of
                                           of the     EVD. Trustee and/or officer
                                         Portfolio    of 193 registered investment
                                         since 1992   companies in the Eaton Vance
                                         and 1993,    Fund Complex. Mr. Hawkes is
                                        respectively  an interested person because
                                                      of his positions with BMR,
                                                      EVM, EVC and EV, which are
                                                      affiliates of the Trust and
                                                      the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee       Trustee of   Jacob H. Schiff Professor of          193           Director of Tiffany & Co.
2/23/35                                  the Trust    Investment Banking Emeritus,                        (specialty retailer) and
                                         since 1986;  Harvard University Graduate                               Telect, Inc.
                                           of the     School of Business                                     (telecommunication
                                         Portfolio    Administration.                                         services company)
                                         since 1992

William H. Park            Trustee       Since 2003   President and Chief                   190                     None
9/19/47                                               Executive Officer, Prizm
                                                      Capital Management, LLC
                                                      (investment management firm)
                                                      (since 2002). Executive Vice
                                                      President and Chief
                                                      Financial Officer, United
                                                      Asset Management Corporation
                                                      (a holding company owning
                                                      institutional investment
                                                      management firms)
                                                      (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003   Professor of Law, Georgetown          190                     None
7/10/40                                               University Law Center (since
                                                      1999). Tax Partner,
                                                      Covington & Burling,
                                                      Washington, DC (1991-2000)

                          POSITION(S)     TERM OF                                   NUMBER OF PORTFOLIOS
                           WITH THE      OFFICE AND                                   IN FUND COMPLEX
       NAME AND           TRUST AND      LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
    DATE OF BIRTH       THE PORTFOLIO     SERVICE       DURING PAST FIVE YEARS           TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer           Trustee       Trustee of   President and Chief                   193                     None
9/21/35                                  the Trust    Executive Officer of Asset
                                        since 1985;   Management Finance Corp. (a
                                           of the     specialty finance company
                                         Portfolio    serving the investment
                                         since 1992   management industry) (since
                                                      October 2003). President,
                                                      Unicorn Corporation (an
                                                      investment and financial
                                                      advisory services company)
                                                      (since September 2000).
                                                      Formerly Chairman, Hellman,
                                                      Jordan Management Co., Inc.
                                                      (an investment management
                                                      company) (2002-2003).
                                                      Formerly Advisory Director
                                                      of Berkshire Capital
                                                      Corporation (investment
                                                      banking firm) (2002-2003).
                                                      Formerly Chairman of the
                                                      Board, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms) and
                                                      Chairman, President and
                                                      Director, UAM Funds (mutual
                                                      funds) (1980-2000).

Lynn A. Stout              Trustee       Since 1998   Professor of Law, University          193                     None
9/14/57                                               of California at Los Angeles
                                                      School of Law (since July
                                                      2001). Formerly, Professor
                                                      of Law, Georgetown
                                                      University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)           TERM OF
                            WITH THE           OFFICE AND
    NAME AND                TRUST AND           LENGTH OF                         PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH           THE PORTFOLIO          SERVICE                          DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter            President           Since 1993    Vice President of EVM and BMR. Trustee and President of The
8/20/43                                                       Massachusetts Health & Education Tax-Exempt Trust. Officer of 128
                                                              registered investment companies managed by EVM or BMR.

Robert B. MacIntosh       Vice President        Since 1993    Vice President of EVM and BMR. Officer of 128 registered investment
1/22/57                                                       companies managed by EVM or BMR.

Thomas M. Metzold        Vice President of      Since 1995    Vice President of EVM and BMR. Officer of 7 registered investment
8/5/58                     the Portfolio                      companies managed by EVM or BMR.

Alan R. Dynner              Secretary           Since 1997    Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD,
10/10/40                                                      EV and EVC. Officer of 193 registered investment companies managed by EVM or BMR.

Barbara E. Campbell       Treasurer of        Since 2002(2)   Vice President of EVM and BMR. Officer of 193 registered investment
6/19/57                   the Portfolio                       companies managed by EVM or BMR.

James L. O'Connor    Treasurer of the Trust    Since 1989     Vice President of BMR, EVM and EVD. Officer of 115 registered
4/1/45                                                        investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

               INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

              ADMINISTRATOR OF EATON VANCE NATIONAL MUNICIPALS FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                          EATON VANCE MUNICIPALS TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

448-11/03                                                                  HMSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust (On behalf of Eaton Vance National Municipals Fund)
--------------------------------------------------------------------------------


By:      /s/ Thomas J. Fetter
       -------------------------------------
       Thomas J. Fetter
       President


Date:  November 21, 2003
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ James L. O'Connor
       -------------------------------------
       James L. O'Connor
       Treasurer


Date:  November 21, 2003
       -----------------


By:      /s/ Thomas J. Fetter
       -------------------------------------
       Thomas J. Fetter
       President


Date:  November 21, 2003
       -----------------